UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 25, 2005

UNION ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

Missouri	1-2967	43-0559760
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1901 Chouteau Avenue, St. Louis, Missouri 63103
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (314) 621-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reference is made to the Current Report on Form 8-K dated August 25, 2005 of Ameren Corporation and Union Electric Company, doing business as AmerenUE (“UE”) for a discussion of amendments made to the bylaws of these registrants. It has been discovered that the first page of UE’s amended bylaws filed as Exhibit 3.1(ii) to the Form 8-K incorrectly states that the bylaws are “As amended to August 26, 2005” instead of “As amended to August 25, 2005.”

A complete copy of the Exhibit 3.1(ii), which includes the corrected first page, is included as Exhibit 3.1(ii). Any reference to Exhibit 3.1(ii) in the August 25, 2005 Form 8-K is deemed to refer to the version of such exhibit filed herewith.

SECTION 9 - FINANCIALS STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

The copy of Exhibit 3.1(ii) attached hereto supersedes Exhibit 3.1(ii) to the August 25, 2005 Form 8-K in its entirety.

Exhibit Number:        Title:

3.1(ii)	Bylaws of UE as amended August 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION ELECTRIC COMPANY

By:	/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

Date:  September 21, 2005

Exhibit Index

Exhibit No.                          Description

   3.1(ii)               - Bylaws of Union Electric Company as amended August 25, 2005